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                                                                   EXHIBIT 10.23


                       SECOND AMENDMENT TO LOAN AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into effective the 31st day of July, 1998, by and among CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, f/k/a TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Lender"), with its office at 201 E. Main, El Paso, Texas 79901, HELEN OF TROY L.P., a Texas limited partnership, with its principal office at 6827 Market Avenue, El Paso, Texas 79901 ("Borrower"), and HELEN OF TROY LIMITED, a Bermuda corporation, with its principal office at 6827 Market Avenue, El Paso, Texas 79915, HOT NEVADA, INC., a Nevada corporation, with its principal office at 1325 Airmotive Drive, Suite 130, Reno, Nevada 89502, HELEN OF TROY LIMITED, a Barbados corporation, with its principal office at P.O. Box 36, Lucas Street, Bridgetown, Barbados, West Indies, HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, with its principal office at 6827 Market Avenue, El Paso, Texas 79915, and HELEN OF TROY TEXAS CORPORATION, a Texas corporation, with its principal office at 6827 Market Avenue, El Paso, Texas 79915 (collectively "Guarantors") for the purpose of amending and supplementing that one certain Loan Agreement dated as of December 31, 1996, among Lender, Borrower, HELEN OF TROY LIMITED and HELEN OF TROY TEXAS CORPORATION, as amended by an Amendment to Loan Agreement dated effective July 31, 1997 (the "Loan Agreement"). Capitalized terms used, but not otherwise defined, in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

         WHEREAS, Borrower has requested Lender to (i) replace the current committed revolving line of credit with an uncommitted revolving line of credit in the same amount, (ii) cancel the existing Revolving Credit Loan Note, which has no current outstanding principal balance, (iii) extend the period in which Borrower may request loans under the new uncommitted revolving credit line of credit, and (iv) increase the minimum required Consolidated Net Worth, all in accordance with the terms of this Amendment, which Lender is willing to do upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby agree as follows:

         1. GENERAL. This Amendment is intended to delete from the Loan Agreement any obligation on the part of the Lender to make a Loan to Borrower, and to replace any such obligation with an uncommitted facility. Any references in the Loan Agreement to a Borrowing, Commitment, Commitment Period, Revolving Credit Loan Note, and other terms indicating a committed facility are hereby deleted to the extent inconsistent with this Amendment. The term "Note" shall now refer to each note executed by the Borrower to evidence an Advance (as hereinafter defined), and the term "Loan" shall mean each Advance approved by the Lender and evidenced by a Note.

         2. ADVANCE PERIOD. The Commitment Period as used in the Loan Agreement is hereby cancelled and from July 31, 1998 until July 31, 2000 (the "Advance Period"), the Lender


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shall establish an uncommitted line of credit for the benefit of the Borrower subject to the terms and conditions of the Loan Agreement, as amended.

         3. LINE OF CREDIT. Subject to the terms and conditions of the Loan Agreement, as amended, the Lender hereby establishes during the Advance Period, an uncommitted line of credit (the "Line of Credit") in favor of the Borrower, pursuant to which the Lender may, in its sole discretion, from time to time make advances in an aggregate amount of TEN MILLION DOLLARS ($10,000,000) (the "Line Amount").

         4. ADVANCES. In order to obtain an Advance from the Lender, the Borrower shall deliver to the Lender a written borrowing request (a "Borrowing Request") at least five (but not more than fifteen) Business Days prior to the date on which the Advance is to be made, specifying (i) the date (which shall be a Business Day) on which the Advance is to be made, (ii) the amount thereof,
(iii) whether the requested Advance is to be an Alternate Base Rate Loan or a Eurodollar Loan, (iv) if a Eurodollar Loan, whether it is a two (2) week, one
(1) month, three (3) month, or six (6) month Eurodollar Loan, (v) the Interest Period for such Loan, and (vi) the Maturity Date of such Loan (which must be on or before July 31, 2000). The Lender shall notify the Borrower in writing as to whether a Borrowing Request is approved. Upon fulfillment of the applicable conditions set forth in Section 4 of the Loan Agreement, the Lender will make such Advance available to the Borrower at the offices of the Lender in El Paso, Texas. Each Advance will be evidenced by a separate Note issued pursuant to the Loan Agreement. Interest on all Notes issued pursuant to the Loan Agreement shall be due and payable quarterly, and all such Notes shall mature not later than July 31, 2000.

         5. CONSOLIDATED NET WORTH. Section 8.01 of the Loan Agreement is amended to read as follows:

                  8.01 Consolidated Net Worth. HELEN OF TROY LIMITED ("Limited") will not permit Consolidated Net Worth (i) at any time during the period commencing on the date hereof and ending August 31, 1998 to be less than $120,000,000, and (ii) at any time during any fiscal quarter of Limited thereafter to be less than the minimum Consolidated Net Worth required by this Section at the end of the immediately preceding fiscal quarter of Limited plus the greater of zero or 40% of Consolidated Net Earnings for the immediately preceding fiscal quarter of Limited.

         6. LETTERS OF CREDIT. In connection with the conversion to an uncommitted line of credit, Section 2.01.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  2.01.1 Letters of Credit. In the event that during the Advance Period Lender shall agree to issue on Borrower's account letters of credit ("Letters of Credit"), as defined in Chapter 5 of the Texas Uniform Commercial Code - Letters of Credit, then Borrower agrees that
         (i) the uncommitted Line of Credit shall be reduced by the aggregate amount of all Letters of Credit outstanding from time to time; (ii) outstanding Letters of Credit shall never exceed in the aggregate at any time the sum of


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         $3,000,000.00, and (iii) no Letter of Credit shall have an expiry date later than July 31, 2000.

                  Borrower agrees to pay to Lender all customary charges for issuing Letters of Credit, and Borrower further agrees that should Lender be required to fund all or any part of any Letter of Credit on behalf of Borrower, any such funding shall be simultaneously charged as an Alternate Base Rate Loan, subject to all of the terms and conditions of this Agreement.

         7. LIMITATION ON USE. The proceeds of the Line of Credit shall not be used to acquire the stock or assets of any Person unless there is a firm commitment from another lender to provide the funds to pay off Lender within thirty (30) days of the Advance.

         8. CONTINUED VALIDITY. Except as expressly provided in this Amendment, all terms, conditions, representations, warranties, and covenants contained in the Loan Agreement, shall remain in full force and effect, and are hereby confirmed and acknowledged by Borrower.

         9. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be fully effective as an original, and all of which together shall constitute one and the same instrument.

         10. DISCLOSURE. As of the date hereof, there is no fact known to Borrower which Borrower has not disclosed to Lender in writing, that materially and adversely affects or in the future may (as far as Borrower can now foresee) materially and adversely affect the business, operations, properties, prospects or conditions, financial or otherwise, of Borrower or any of its affiliates. Borrower shall immediately notify the Lender in writing in the event any such fact or facts become known during the term of the Loan Agreement, as herein amended.

         11. CONDITIONS. This Amendment shall not be effective unless and until the Lender shall have received this Amendment and all such other agreements, documents or instruments necessary or required by Lender in connection with the transactions contemplated by this Amendment, all duly executed.

         12. NO DEFAULT. Borrower represents and warrants to Lender (after giving effect to the terms and conditions of this Amendment), that there exists on this day no Event of Default, as that term is defined in the Loan Agreement, and no event which, with notice or lapse of time or both, would become an Event of Default.

         13. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that all of the representations and warranties set forth in the Loan Agreement (after giving effect to the terms and conditions of this Amendment), are true and correct on and as of the date of this Amendment as if made on and as of such date.

         14. EVENT OF DEFAULT. It is understood and agreed by Borrower that an Event of Default shall exist if any representation, warranty or covenant made or deemed made by Borrower in this Amendment, in the Loan Agreement (including all amendments and


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supplements thereto), or in any document or exhibit attached thereto or referred to therein, shall prove to have been incorrect in any material respect on or as of the date made or deemed made.

         15. CONSTRUCTION. This Amendment and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with and governed by, the laws of the State of Texas, except as federal law may apply.

         16. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

         17. OTHER TERMS. Except as expressly provided herein, all of the terms and conditions of the Loan Agreement and the Guaranty (collectively, the "Loan Documents"), and any and all other documents described in or executed in connection with the Loan Documents shall continue in full force and effect and are hereby reaffirmed. It is expressly understood and agreed that if there are inconsistencies between or among the Loan Documents, the terms of the Loan Agreement, as amended, shall prevail.

         THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                      HELEN OF TROY L.P., a
                                      Texas limited partnership

                                      By: Helen of Troy Nevada Corporation
                                          General Partner


                                      By: /s/ SAM L. HENRY
                                          --------------------------------------
                                          Sam L. Henry
                                          Chief Financial Officer

                                                                        BORROWER

                                      HELEN OF TROY LIMITED, a Bermuda
                                      corporation

                                      By: /s/ SAM L. HENRY
                                          --------------------------------------
                                          Sam L. Henry
                                          Chief Financial Officer


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                                      HELEN OF TROY LIMITED
                                      a Barbados corporation


                                      By: /s/ SAM L. HENRY
                                          -------------------------------------
                                          Sam L. Henry
                                          Chief Financial Officer/Vice President


                                      HOT NEVADA, INC. a Nevada corporation


                                      By: /s/ GARY B. ABROMOVITZ
                                          -------------------------------------
                                          Gary B. Abromovitz
                                          President

                                      HELEN OF TROY NEVADA CORPORATION
                                      a Nevada corporation


                                      By: /s/ SAM L. HENRY
                                          --------------------------------------
                                          Sam L. Henry
                                          Chief Financial Officer


                                      HELEN OF TROY TEXAS CORPORATION
                                      a Texas corporation


                                      By: /s/ SAM L. HENRY
                                          --------------------------------------
                                          Sam L. Henry
                                          Chief Financial Officer

                                                                      GUARANTORS


                                      CHASE BANK OF TEXAS, NATIONAL
                                      ASSOCIATION

                                      By: /s/ DAN B. DAWES
                                          --------------------------------------
                                          Dan B. Dawes
                                          Senior Vice President


                                                                          LENDER


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